Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2880%



        Excess Protection Level
          3 Month Average   5.11%
            December, 1997   5.17%
            November, 1997   4.87%
            October, 1997   5.30%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.44%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,643,513,406.27